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                 SECURITIES AND EXCHANGE COMMISSION

                      Washington, D.C.  20549


                          F O R M  8-K


                         CURRENT REPORT


               Pursuant to Section 13 or 15(d) of
               the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) June 18, 1996
                                                 -------------


               BANKERS TRUST NEW YORK CORPORATION
- - -------------------------------------------------------
(Exact name of registrant as specified in its charter)



                            NEW YORK
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      (State or other jurisdiction of incorporation)


        1-5920                           13-6180473
- - ----------------------------   ---------------------------------
(Commission file number)       (IRS employer identification no.)



      280 PARK AVENUE, NEW YORK, NEW YORK           10017
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    (Address of principal executive offices)      (Zip code)

Registrant's telephone number, including area code (212) 250-2500
                                                   --------------
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Item 5.  Other Events
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     On June 18, 1996, Bankers Trust New York Corporation issued a press release announcing that Donald L. Staheli, chairman of the Board and chief executive officer of Continental Grain Company, had been elected a director of both Bankers Trust New York Corporation and its principal banking subsidiary, Bankers Trust Company.

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                           SIGNATURES



          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                              BANKERS TRUST NEW YORK CORPORATION



                              By  /s/ Gordon S. Calder, Jr.
                                  ---------------------------
                                    Gordon S. Calder, Jr.
                                    Assistant Secretary




June 21, 1996
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                       INDEX TO EXHIBITS

99.1     Press release of Bankers Trust New York Corporation, dated
         June 18, 1996.

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